SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Communications Fund DWS Target 2010 Fund DWS Target 2011 Fund	DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your fund’s portfolio management team who are part of its Quantitative Strategies Group and, in the case of DWS Communications Fund its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA.  The transition is expected to be completed during the second quarter 2010.  Following the transition, DIMA intends to retain portfolio management responsibilities for the funds.

Multi–Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the Securities and Exchange Commission (the “SEC”) that allows the fund and the Advisor to utilize a multi–manager structure in managing the fund’s assets. Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“non–affiliated subadvisors”) to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any non–affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a non–affiliated subadvisor without shareholder approval.  The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non–affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non–affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non–affiliated subadvisors to certain subadvisors that are affiliates of the Advisor (“affiliated subadvisors”).  If such relief is granted by the SEC, the Advisor, with the approval of the fund’s Board, would be able to hire non–affiliated and/or affiliated subadvisors to manage all or a portion of the fund’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other subadvisors (including terminating a non–affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.

Please Retain This Supplement for Future Reference

January 26, 2010 [DWS INVESTMENTS LOGO] Deutsche Bank Group